UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2006 (December 28, 2005)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7775	95-0740960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

As of December 28, 2005, all of the 6.95% Senior Notes due 2007 (the “6.95% Notes”) issued by Massey Energy Company (the “Company”) and authenticated and delivered under the Indenture, dated as of February 18, 1997, between the Company and Banker’s Trust Company, as trustee, as amended and supplemented by the First Supplemental Indenture, dated as of February 9, 2001, between the Company and Deutsche Bank Trust Company Americas, as trustee (as successor in interest to Banker’s Trust Company) (the “Trustee”), and the Second Supplemental Indenture, dated as of December 21, 2005 (as amended and supplemented, the “Indenture”), between the Company and the Trustee had either been purchased or redeemed by the Company and cancelled. The 6.95% Notes constituted all of the Securities (as defined in the Indenture) issued by the Company and authenticated and delivered under the Indenture. In accordance with Section 4.01 of the Indenture, the Company satisfied and discharged the Indenture, which satisfaction and discharge was acknowledged by the Trustee on January 4, 2006. Upon such satisfaction and discharge, the Indenture generally ceased to be of further effect.

Item 3.02. Unregistered Sales of Equity Securities.

On November 22, 2005, the Company commenced an offer to exchange shares of its common stock, par value $0.625 per share (“Common Stock”), and a cash payment for any and all of its outstanding $175.0 million in aggregate principal amount of Convertible Senior Notes due 2024 (the “2.25% Notes”) pursuant to the Company’s Offer to Exchange and related Letter of Transmittal, each dated November 22, 2005 (the “Exchange Offer”). On December 28, 2005, following the expiration of the Company’s offer to exchange at 5:00 p.m., New York City time, on December 22, 2005, the Company issued an aggregate of 4,921,186 shares of Common Stock and made an aggregate cash payment of $38,931,609, which amount includes accrued and unpaid interest through, but excluding, the date of exchange, in exchange for $165,353,000 in aggregate principal amount of 2.25% Notes. The shares of Common Stock were issued by the Company to existing security holders exclusively where no commission or other remuneration was paid or given, directly or indirectly, for soliciting such exchange. The issuance of the shares of Common Stock was made in reliance upon the exemption from registration provided in Section 3(a)(9) of the Securities Act of 1933, as amended.

This Current Report on Form 8-K shall not constitute an offer to exchange or a solicitation of acceptance of the offer to exchange the 2.25% Notes, which was made solely pursuant to the Offer to Exchange.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006

MASSEY ENERGY COMPANY

By:	/s/ Thomas J. Dostart
Thomas J. Dostart
Vice President, General Counsel & Secretary

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